CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
CONSOLIDATED BALANCE SHEETS (Parenthetical)
Loans receivable current	$ 2,086	$ 2,172
Allowance for Other receivables and prepayments, net of provision for credit losses	5	5
Allowance for deposits of subsidiary	127	34
Allowance for Notes, Loans and Financing Receivable, Noncurrent	$ 1,472	$ 0
Preferred Stock, Par or Stated Value Per Share	$ 0.001	$ 0.001
Preferred Stock, Shares Authorized	1,000,000	1,000,000
Preferred Stock, Shares Issued	0	0
Preferred Stock, Shares Outstanding	0	0
Ordinary shares, par value	$ 0.004	$ 0.004
Ordinary shares, shares authorized	500,000,000	500,000,000
Ordinary shares, shares issued	101,597,998	101,158,228
Ordinary shares, shares Outstanding	101,597,998	101,158,228